______________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 17, 2002

                                 SUSSEX BANCORP
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


         New Jersey                    0-29030                  22-3475473
-----------------------------       --------------          -------------------
(State or other jurisdiction         (Commission              (IRS Employer
 of incorporation)                   File Number)           Identification No.)


       399 Route 23
   Franklin, New Jersey                                              07416
   ---------------------------                                   ------------
   (Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914

 ______________________________________________________________________________

Item 5.   Other events.
          -------------

          The Registrant issued a press release on October 17, 2002 announcing results for the third quarter, 2002.

Item 7.   Exhibits.

          The following exhibit is filed with this Current Report on Form 8-K.


          Exhibit No.        Description
          -----------        -----------
              99             Press release announcing results for the third
                             quarter, 2002.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   SUSSEX BANCORP
                                                   --------------
                                                    (Registrant)


Dated:   October 29, 2002                          By: /s/ Candace A. Leatham
                                                       -------------------------
                                                       CANDACE A. LEATHAM
                                                       Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

    99            Press release announcing results                       5-6
                  for the third quarter, 2002.